                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  October 30, 1996
                                                 ------------------



                             THE MONEY STORE INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       NEW JERSEY                       001-10785           22-2293022
----------------------------------     -----------         -------------
(State or other jurisdiction of        (Commission         (IRS Employer
      incorporation)                   File Number)         ID Number)


2840 Morris Avenue, Union, New Jersey                      07083
-------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number,
including area code:                                     (908) 686-2200
                                                         --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
------   ------------

         Attached as exhibits hereto are (i) the Amendment to the Restated Certificate of Incorporation of the registrant relating to 5,290,000 shares of Mandatory Convertible Preferred Stock, (ii) the opinion of Eric R. Elwin, Esq., Corporate Counsel to registrant, regarding legality of the Preferred Stock, (iii) the opinion of Stroock & Stroock & Lavan regarding tax matters and (iv) the $400,000,000 Credit Agreement dated as of August 16, 1996 among The Money Store Inc., as borrower, the various financial institutions named therein, as lenders, First Union National Bank of North Carolina, as documentation agent, and The First National Bank of Chicago, as administrative agent.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (c) Exhibits.
             --------

         The following exhibits are filed herewith:

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

         4.1 Amendment to the Restated Certificate of Incorporation of the registrant.

         5.1 Opinion of Eric R. Elwin, Esq., Corporate Counsel to the Company, regarding legality of the Preferred Stock.

         8.1 Opinion of Stroock & Stroock & Lavan regarding tax matters.

         10.1 $400,000,000 Credit Agreement dated as of August 16, 1996 among The Money Store Inc., as borrower, the various financial institutions named therein, as lenders, First Union National Bank of North Carolina, as documentation agent, and The First National Bank of Chicago, as administrative agent, and Amendment No. 1 thereto.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE MONEY STORE INC.


                                       By: /s/ MORTON DEAR
                                           -------------------------------
                                       Name: Morton Dear
                                       Title: Executive Vice President and
                                              Chief Financial Officer



Dated:  October 30, 1996

                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------
   4.1         Amendment to the Restated Certificate of Incorporation of the
               registrant.

   5.1 Opinion of Eric R. Elwin, Esq., Corporate Counsel to the Company, regarding legality of the Preferred Stock.

   8.1         Opinion of Stroock & Stroock & Lavan regarding tax matters.

  10.1         $400,000,000 Credit Agreement dated as of August 16, 1996 among
               The Money Store Inc., as borrower, the various financial institutions named therein, as lenders, First Union National Bank of North Carolina, as documentation agent, and The First National
               Bank of Chicago, as administrative agent, and Amendment No. 1 thereto.